ONCOTELIC
MATEON THERAPEUTICS

ARTIVeda™ & COVID-19

Ayurveda, Modern Biotech and AI to Address the COVID Pandemic in India

VUONG TRIEU

JANUARY, 2020

WWW.ONCOTELIC.COM

Conventional COVID-19 Therapeutics

Drug Name	Mechanism/ Target	Outcome	Trial Name/N
Lopinavir	Antiviral/ Protease Inhibitor	Fail	WHO SOLIDARITY/ 1411 UK RECOVERY/ 1616
Hydroxychloroquine	Antiviral/ Antimalarial/ TRL	Fail	WHO SOLIDARITY/ 954 UK RECOVERY/ 790
Remdesivir	Antiviral/ RNA Polymerase	Fail	WHO SOLIDARITY/ 2750
Interferon	Antiviral/ Immune Activation	Fail	WHO SOLIDARITY/ 2063
Kevzara® (sarilumab)	mAb against IL-6 receptor	Fail	Sanofi Phase 3/ 420 Total
Actemra (tocilizumab)	mAb against IL-6 receptor	Fail	COVACTA/ 450 Total
laris® (canakinumab)	mAb against IL-1β	Fail	CAN-COVID/ 454 Total
Jakavi© (ruxolitinib)	oral inhibitor of the JAK 1 and JAK 2	Fail	RUXCOVID/432 Total
Bamlanivimab/ LY-CoV555	anti-SARS-CoV-2 mAb (Spike Protein)	Fail	BLAZE-2/ 350 Total
Convalescent plasma	Anti-SARS-CoV-2 antibodies	Fail	India PLACID/ 464 Total
Azithromycin	Antibiotics	Fail	RECOVERY/2582 COALITION II/447 Total
Dexamethasone	**Anti-Inflammatory**	**Success**	**RECOVERY/ 2104**

Large WHO SOLIDARITY Trial and UK RECOVERY Trial – only DEXAMETHASONE was effective – but only for severe COVID

Artemisinin vs. Artemisinins

- Ayurveda- Broad Activity/ Low Specificity
- Appropriate for rapid response to pandemic

- Allopathic- Narrow Activity/ High Specificity
- Appropriate for safe and effective drugs



parasitosis
viral infection
diabetes
atherosclerosis
autoimmune disease
fibrosis
cancer
1
2
3
4
5
6
7
artemisinin



Artemisinin
Dihydroartemisinin
Artesunate
Artemether
Arteether
SM905
Artemiside
Artemisone
SM934

Malaria

Damanaka, Davana, Indhana
Artemisia Species

- **Davana-** Anti Inflammatory, Anti Febrile, Anti Parasitic, Detoxifier, Blood Cleanser, Stimulates digestion, chronic Skin conditions, strong aromatic, respiratory tonic, and balances all 3 doshas

- ARTIVeda is a Super Critical extract of artemisinin in 500 mg capsule

- Clean, Safe, Pharmaceutical grade and quick acting

- 1 capsule once a day for 5 days

- Prophylactic & Therapeutic

- Broad Spectrum for various viral strains including influenza

Ref: Bhav Prakash, Dhanvantari & Raj Nighantu



ARTEMISIA ABSINTHIUM CAPSULE.
PROPRIETARY AYURVEDIC MEDICINE
Composition: Each capsule contains:
Storage Condition: Store below 30°C in dry place.
Recommended Usage: One capsule to be taken at a time.
Indication: Support digestion & as anti-inflammatory.
Capsule to be swallowed whole and not to be opened and chewed.
Keep out of reach of children.
Net quantity: 06 Capsules
Mfg. Date: Sept 2020
Expiry Date: March 2022
Batch No. WND20245D
Sample for distribution
Not for sale.
FROM MANUFACTURE
Manufactured & Marketed by:

ARTIVeda™ Clinical Trial Capsules

ONCOTELIC THERAPEUTICS

A Prospective, RANDOMIZED, MULTI-CENTER, OPEN LABEL, INTERVENTIONAL STUDY TO EVALUATE THE SAFETY AND EFFICACY OF Damanaka 500 MG CAPSULE IN TREATMENT OF ADULT SUBJECTS WITH COVID-19

Global trial with 3 sites open in India:



- **Maharashtra**
- **Andhra Pradesh**
- **Utter Pradesh**
- **Number of Subjects: 120**
- Expanding to 300 subjects at 6 sites including prestigious AIIMS Delhi

Arms opening in:

- **Nigeria**
- **Peru**





ONCOTELIC THERAPEUTICS

ARTI-19 INDIA Efficacy Study

Open label, 2-ARM Controlled, multi-center, Phase IV study	Compare the efficacy of ORAL doses with standard-of-care (SOC) versus SOC alone.
	Mild Moderate cases (**WHO scale 2,3,4,5**)
2:1 randomization (Damanaka capsules + SOC vs SOC)	Patients take 5 pills in 5 days: 1 pill per day.
	If symptoms remain, second cycle follows after 5-day rest period
	Duration for subject: 28 days
Status	120 patients enrolled
	Interim Report for 60 patients next week
	Submit for Emergency Approval



ONCOTELIC THERAPEUTICS

ARTIVeda™ Positioned to Address the COVID-19 Pandemic in India



peak
viral load
infectious
exposure
symptoms
recovery
Inhibition of Viral Uptake/ Replication
Inhibition of Viral Symptoms
Inhibition of Lung Damage on Recovery

ARTIVeda™ is expected to be effective through the entire infection cycle of COVID

- **Anti-Viral**: Binding to ACE2 receptor inhibits viral replication
- **Symptoms:** Clinical data demonstrated improvement in COVID-19 symptoms
- **Post Recovery:** Inhibition of TGF-β reduces scarring post recovery … Liver, lung, renal, and other organs fibrosis are inhibited
- **Common Flu:** Inhibition of TGF-β has been shown to be effective against multiple viruses including influenza

ONCOTELIC THERAPEUTICS

ARTIVeda + SOC vs. SOC: Statistically Significant Analysis

1-10-2021 Update. Interim analysis of the first 63 pts (8 WHO scale 2 and 55 WHO scale 3/4 on randomization)

No adverse events were reported that required discontinuation of treatment

A majority of the 60 patients who received ARTIVeda plus Standard of Care (SOC) recovered faster than those who received SOC alone, with SOC defined as treatment with Remdesivir, Ivermectin, Dexamethasone, Heparin, as well as Paracetamol, B complex, Vitamin-C, and Zinc.

The median time to asymptomatic WHO scale of 1 was 5 days for ARTIVeda plus SOC as compared to 14 days for SOC alone. The differences were statistically significant meaning unlikely to happen by chance.

The trend was more pronounced with higher initial disease status. Log rank statistics: WHO-scale 2,3,4: p= 0.0369 /RR = 1.476 (0.8957-2.433), WHO-scale 3,4: p= 0.026/ RR = 1.581 (0.9094-2.747), WHO-scale 4: p= 0.0043/ RR = 2.038 (0.9961-4.168). RR = rate ratio for recovery.

ARTIVeda + SOC vs. SOC: Statistically Significant Analysis

1-10-2021 Update. Interim analysis of the first 63 pts (8 WHO scale 2 and 55 WHO scale 3/4 on randomization)

Median time to recovery (ie. to asymptomatic WHO scale of 1) was significantly faster for ARTIVeda+SOC versus SOC alone (5 vs. 14 days). The differences were more pronounced with worse initial diagnosis.



Days to Asymptomatic From WHO-2/3/4
Probability of Asymptomatic (%)
100
80
60
40
20
0
0
5
10
15
Days elapsed
SOC (N=21)
SOC+ ArtiVeda (N=42)

P=0.0369



Days to Asymptomatic From WHO-3/4
Probability of Asymptomatic (%)
100
80
60
40
20
0
0
5
10
15
Days elapsed
SOC (N=17)
SOC+ ArtiVeda (N=34)

P=0.0260



Days to Asymptomatic From WHO-4
Probability of Asymptomatic (%)
100
80
60
40
20
0
0
5
10
15
Days elapsed
SOC (N=10)
SOC+ ArtiVeda (N=20)

P=0.0043

ARTIVeda + SOC vs. SOC Comparing Drop by 1 in WHO scale

1-1-2021 Update. Interim analysis of the first 61 pts (8 WHO scale 2 and 53 WHO scale 3/4 on randomization)

<u>***More patients recovered faster with ARTIVeda as adjunct to SOC versus SOC alone</u>


Site 201
# of Pts
Day
SOC+ ArtiVeda (N=5)
SOC (N=3)


Site 203
# of Pts
Day
SOC+ ArtiVeda (N=23)
SOC (N=10)


Site 202
# of Pts
Day
SOC+ ArtiVeda (N=12)
SOC (N=8)

ONCOTELIC THERAPEUTICS

Efficacy in ARTI-19 India (32 patients Analysis)

11-28-20 Update: Interim analysis of the first 32 pts (8 WHO scale 2 and 24 WHO scale 4 on randomization) was performed.

- Statistically significant, time dependent improvement in WHO scale following treatment versus SOC alone.
- 75% of WHO-scale-4 patients exhibited a drop to WHO scale 3 by Day Two of treatment with ARTIVeda.
    - *Since WHO scale-3 does not require hospitalization this intervention can send patient home reducing overheads.*
- Majority (>80%) patients dropped to asymptomatic WHO-scale-1 by completion of one cycle of treatment (5 days-on, 5 days-off)
- SOC Chart depicts randomness in the data symbolizing the effect of large cocktail of drugs each with little effect


ARTIVeda^{TM} + SOC
WHO Scale 4=>3
WHO Scale 4=>2
WHO Scale 4=>1
P-value < 0.05
%
80
60
40
20
0
0
2
4
6
8
10
12
14
Days


SOC
WHO Scale 4=>3
WHO Scale 4=>2
WHO Scale 4=>1
%
80
60
40
20
0
0
2
4
6
8
10
12
14

***SOC** = Standard of care = remdesivir, dex, heparin, zinc, etc.*

ONCOTELIC THERAPEUTICS

SOC- Standard of Care

- **Site 101: Scale of 2**
- Remdesivir
- Sompraz D
- Zifi CV/Zac D
- CCM
- Broclear
- Budamate
- Rapitus
- Montek LC
- lower molecular weight heparine
- prednisolone
- Doxycylline

- **Site 203: Scale of 4 (rural)**
- Paracetamol
- B.complex
- Vitamin-C
- Pantoprozole
- Doxycycline
- Ivermectin
- Zinc
- Foracort - Rotacaps inhalation

- **Site 202: Scale 4 (urban)**
- Inj. Ceftriaxone
- Tab Paracetamol
- Inj. Fragmin
- Tab Covifor
- Azithromycin
- pantoprazole
- Inj. Dexamethasone
- Inj. Odndansetron
- Tab Multivitamin
- Tab Ascorbic Acid
- Tab Calcium Carbonate
- Tab Zinc Sulfate

Next Analysis- 120 pts / Completion of Study

Due to slowing of the infection in India, the completion of the 120 pts cohort is slated for Jan 20, 2020.

1. Data cleaning and data lock will take 2-4 weeks
2. Data analysis another 2-4 weeks
3. Final report to be issued by March 2020
4. EUA application will be initiated in the US based on the current dataset with the expectation for rolling submission.
5. DCGI is to be similarly engaged.

ONCOTELIC THERAPEUTICS

CLINICAL CONFIRMATION - "Safety and efficacy of Artemisinin-Piperaquine (AP) for treatment of COVID-19" *Int J Antimicrobial Agents. 2020 Nov 2*

- Piperaquine and hydroxychloroquine are members of the quinoline family and they both have marginal activity against SARS-CoV-2 *in vitro only. HCQ failed clinical trials against COVID-19.* Therefore Artemisinin is the main difference between the two arms
- Time to Undetectable SARS-CoV-2 RNA in th AP group was **significantly less** than the cont group (**AP**: 10.6±1.1 days), **Control**: 19.3±2.1 days). P value is highly significant (p=0.001).
- **Length of hospital stay** for **AP group** was 13.3±4.8 days, and **Control** was 21.3±9.1 days

Table 3

The time of patients to undetectable viral RNA

	AP (N=23)	Control (N=18)
Time to undetectable viral RNA of days(Mean±SD)	10.6±1.1	19.3±2.1
Patients with undetectable viral RNA, N(%)		
Day 7	6(26.1)	1(5.6)
Day 10	10(43.5)	3(16.7)
Day 14	18(78.3)	8(44.4)
Day 21	23(100.0)	10(55.6)
Day 28	23(100.0)	13(72.2)
Duration of hospitalization (Days, Mean±SD)	13.3±4.8	21.3±9.1

AP: Artemisinin + Quinoline (Piperaquine),
Control: Quinoline (Hydroxychloroquine or HCQ)

ONCOTELIC THERAPEUTICS

CLINICAL CONFIRMATION: A Phase II, Controlled Clinical Study Designed to Evaluate the Effect of ArtemiC in Patients Diagnosed With COVID-19. MGC Pharmaceuticals

(ArteminC) plus SOC	Standard of Care (SOC)	General
• 1) **N = 33. ArtemiC is a medical spray comprised of Artemisinin (6 mg/ml), Curcumin (20 mg/ml), Frankincense (=Boswellia) (15 mg/ml) and vitamin C (60 mg/ml)** in micellar formulation for spray administration. Patients will receive up to 6 mg Artemisinin, 20 mg Curcumin, 15 mg Frankincense and 60 mg vitamin C given daily as an add-on therapy (in addition to standard care) in two divided doses, on Days 1 and 2.	• 2) **N= 17. Placebo, composed of the same solvent but without active ingredients,** will be given in the placebo group as add-on therapy, 2 times a day, on Days 1 and 2.	• **Patient follow-up will last 2 weeks**. patients monitored for adverse events. Additional time follow up (*until hospital discharge*) in order to check side effects and study drug efficacy. • **Inclusion criteria**: Confirmed SARS-CoV-2 infection. Hospitalized patient in stable moderate condition (*home quarantine is not sufficient*).

STUDY RESULTS - ArtemiC

(ArtemiC) plus SOC	Standard of Care (SOC)	General
• None required additional oxygen, mechanical ventilation, or admission to the ICU • The National Early Warning Score (NEWS) score dropped from 1.5152 to 0.5152	• 23.4% of the placebo group required additional oxygen. • The NEWS score increased from 1.8824 to 2.2353	• The company is in discussion with SEA countries for distribution. • Ssigned commercial deal with SK Pharma sub.., K.S. Kim, in Israel, Russia and Eastern European countries. • NEWS determines the degree of illness and is the main parameter of clinical improvement in COVID-19 patients

Vaccine is Important But … *Virus Will Keep Mutating*



Phylogeny
Region
Asia
Oceania
Africa
Europe
South America
North America
0
5
10
15
20
25
30



Danish Minks

- **Danish minks were culled en masse** after scientists discovered they carried a mutated strain of the virus that if spread back to humans could reduce the efficacy of a potential vaccine.
- Fourth state confirms mink farm coronavirus outbreaks as U.S. looks to avoid Denmark's disaster.

Global Perspective on ARTIVeda™

International Collaboration

windlas
ONCOTELIC
ACCOLADE PHARMA USA
ABIOGENESIS CLINPHARM
COVANCE
BIORESOURCES DEVELOPMENT & CONSERVATION PROGRAMME
latinaba
IBM

- ARTI-19 India => 300 pts
- ARTI-19 Nigeria => 120 pts
- ARTI-19 Latin America => 120 pts
- ARTI-19 PMS effort => 3,000 pts

- C001 Argentina, Peru => OT-101- TGF-beta antisense
- C002- Brazil => OT-101 or OT-101+Artemisinin


INDIA
Nigeria
Argentina
Brazil
Peru
Canada

ONCOTELIC THERAPEUTICS

Cutting Edge AI with ARTIVeda™ For Personalized Treatment

EdgePoint respiratory AI for assessing progress of disease

COVID-19 patients are asked to download a mobile app

They cough or speak into a smartphone app which predicts the progression of disease

In partnership with IBM





ONCOTELIC THERAPEUTICS


THANK YOU
Vuong Trieu